UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 11, 2010

STANLEY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33083	11-3658790
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3101 Wilson Boulevard, Suite 700
Arlington, Virginia	22201
(Address of Principal Executive Offices)	(Zip Code)

(703) 684-1125

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On March 11, 2010, Stanley, Inc. (the “Company”) issued a press release announcing that it has been selected as one of two prime contractors on a 10-year multiple award, indefinite-delivery, indefinite-quantity Global Support Strategy contract by the U.S. Department of State, Bureau of Consular Affairs, to provide business process support services for both non-immigrant and immigrant visa-related operations at U.S. embassies and consulates abroad under a performance-based arrangement. The Company’s firm-fixed price award has a $2.8 billion contract ceiling and includes a one-year base and nine one-year option periods.

A copy of the Company’s press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits.

The exhibits required by this item are set forth on the Exhibit Index attached hereto.

Exhibit Number	Description

99.1	Press Release, dated March 11, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANLEY, INC.

Date: March 12, 2010	By:	/s/ Scott D. Chaplin
Scott D. Chaplin
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated March 11, 2010